                                                                 EXHIBIT 10.26

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of November 13, 1996, by and among PARK 'N VIEW, INC. a Delaware corporation (the "Company"), the Patricof Investors set forth on Exhibit A attached hereto and made a part hereof (the "Patricof Investors") and the New Investors set forth on Exhibit B attached hereto and made a part hereof (the "New Investors"; together with the Patricof Investors, the "Investors").

                  WHEREAS, the New Investors and the Company have entered into that certain Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby the New Investors have purchased 1,372,370 shares of Series B 7% Cumulative Convertible Preferred Stock, par value $.01 per share (the "Series B Stock").

                  WHEREAS, the Company desires to (a) amend the registration rights previously granted to the Patricof Investors with respect to the Common Stock held thereby and (b) grant registration rights to the New Investors with respect to (i) the Series B Stock to be issued to the New Investors pursuant to the Purchase Agreement and that certain Amended Securityholders' Agreement and Exchange Agreement, dated as of the date hereof, by and among the Company, the Existing Investors (as defined in the Purchase Agreement) and the New Investors, and (ii) the shares of Common Stock into which the Series B Stock is convertible.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 Definitions. All terms not defined below shall have the meaning set forth in the Purchase Agreement.

                  "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Company Covered Persons" shall have the meaning set forth in
Section 4.2 hereof.

                  "Damages" shall have the meaning set forth in Section 4.1 hereof.

                  "Demand Registration" means a Demand Registration as defined in Section 2.1.


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                  "Holder" means any person who now holds or shall hereafter acquire and hold Registrable Securities.

                  "Holder Covered Persons" shall have the meaning set forth in
Section 4.1 hereof.

                  "Indemnified Party" shall have the meaning set forth in
Section 4.3 hereof.

                  "Indemnifying Party" shall have the meaning set forth in
Section 4.3 hereof.

                  "Inspectors" shall have the meaning set forth in Section 3.1(h) hereof.

                  "Minimum Offering Price" shall have the meaning set forth in
Section 2.1(a) hereof.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Notices" shall have the meaning set forth in Section 6.4 hereof.

                  "Original Investors" shall mean Ian Williams, Nelgo Investments, Sam Hashman, MPN Partners, Ltd. and Park 'N View General Partner, Inc.

                  "Piggy-Back Registration" means a Piggy-Back Registration as defined in Section 2.2.

                  "Priority Registration" shall mean one Demand Registration pursuant to Section 2.1(a) hereof as to which the Original Investors shall not be entitled to exercise any registration rights they may have except in accordance with Section 2.1(d) hereof.

                  "Records" shall have the meaning set forth in Section 3.1(h) hereof.

                  "Registrable Securities" means (a) the shares of Common Stock into which the Series B Stock is convertible, (b) any additional shares of Common Stock acquired by the Holders by way of a dividend, stock split or other distribution in respect of the Series B Stock and (c) any shares of Common Stock currently held or hereafter acquired by any Patricof Investor. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities at such time as (i) a registration statement with respect to the sale of such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities have been distributed to the public pursuant to the provisions of Rule 144, or (iii) such securities have ceased to be outstanding.

                  "Registration Expenses" shall have the meaning set forth in
Section 3.2.

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                  "Restricted Stock" means the Stock which may at the time be sold pursuant to Rule 144(k) under the Securities Act or which may be otherwise sold without registration under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Holder" means an Investor who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

                  "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                  "Withdrawal Election" shall have the meaning set forth in
Section 2.3(c) hereof.


                                    ARTICLE 2
                               REGISTRATION RIGHTS

                  SECTION 2.1 Demand Registration. (a) Request for Registration. At any time and from time to time after January 1, 1999, Holders of the lesser of (i) at least 25% of the Registrable Securities or (ii) Registrable Securities having a minimum anticipated aggregate offering price of $7,500,000 (the "Minimum Offering Price") may make written requests on the Company for the registration of the Registrable Securities under the Securities Act, such requests hereinafter referred to as a Demand Registration ("Demand Registration"). Subject to the penultimate sentence of Section 2.1(b), the Company be obligated to file at least three (3) registration statements under the Securities Act with respect to Demand Registrations, one of which may be a Priority Registration (as described in subsection (d) below); provided, however, that if the Registrable Securities may be registered on Form S-3 (or any successor form with similar "short form" disclosure requirements), the Investors shall have the right to request registration of their shares on Form S-3, or such successor form, without limit on the aggregate number of such registrations, once per year without regard to the Minimum Offering Price. Any such request will specify the number of Registrable Securities proposed to be sold, the intended method of disposition thereof and whether the Demand Registration constitutes the Priority Registration. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders of Registrable Securities and shall use its reasonable best efforts to effect the Demand Registration within 30 days after the giving of such written notice. Within 20 days after receipt of such notice by any such Holder, such Holder may request in writing that Registrable Securities be included in such Demand



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




Registration and the Company shall include in the registration statement for such Demand Registration the Registrable Securities of all Holders requested to be so included. Each such request by such other Holders shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof.

                  (b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, that if, after it has become effective, the offering of shares of Common Stock pursuant to such Demand Registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the shares of Common Stock pursuant to the Demand Registration at any time within 180 days after the effective date of the registration statement, such Demand Registration will be deemed not to have been effected. If (i) a requested Demand Registration is deemed not to have been effected or (ii) the requested Demand Registration does not remain effective (A) for a period of at least 180 days beyond the effective date thereof or (B) with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the Selling Holders (or, in either event, until the Registrable Securities included in such Demand Registration have been disposed of pursuant thereto), then the Company shall continue to be obligated to effect such Demand Registration pursuant to this Section 2.1. Selling Holders shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration; provided, that in the event of such withdrawal, such Selling Holders shall be responsible for all fees and expenses (including counsel fees and expenses) incurred by them prior to such withdrawal; and provided, further, that if all of the Selling Holders withdraw the Registrable Securities from any Demand Registration prior to the effective date of such Demand Registration and do not reimburse the Company for expenses payable by the Company pursuant to Section 3.2 hereof and incurred by the Company in connection with such Demand Registration, such Demand Registration shall be deemed to have been effected pursuant to this Section 2.1, unless such withdrawal is as a result of (i) a stop order (or notice from the Commission of the possibility of a stop order) received by the Company, or (ii) any breach by the Company of its obligations hereunder, in which case no reimbursement shall be made or required to be made by the Selling Holders.

                  (c) Selection of Underwriter. If a majority of the Selling Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Selling Holders owning a majority of Common Stock to be sold shall select one or more nationally recognized firms of investment bankers who are reasonably satisfactory to the Company to act as the lead managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.


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


                  (d) Other Securities. With respect to the Priority Registration, no securities of the Original Investors shall be included among the securities covered by such Priority Registration unless the managing Underwriter or Underwriters of such offering shall have advised in writing the Holders of Registrable Securities to be covered by such registration that the inclusion of such other securities would not adversely affect such offering.

                  SECTION 2.2 Piggy-Back Registration. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective Security holders (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), or a Demand Registration pursuant to Section 2.1), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall be made within 18 days of such notice and shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other Security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw, provided, that in the event of such withdrawal, such Holder shall be responsible for all fees and expenses (including fees and expenses of counsel) incurred by such Holder prior to such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided, that all expenses set forth in Section 3.2 hereof shall be the sole responsibility of the Company in such case.

                  No Piggy-Back Registration, and no failure to effect a Piggy-Back Registration, shall relieve the Company of its obligation to effect a Demand Registration, and no failure to effect a Piggy-Back Registration and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).


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


                  SECTION  2.3 Reduction of Offering.

                  (a)      Demand Registration. Except as otherwise provided in
Section 2.1(d) hereof in connection with the Priority Registration, the Company may include in a Demand Registration Securities for the account of the Company and any other Persons who hold Securities on the same terms and conditions as the Registrable Securities to be included therein; provided, however, that (i) if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.1 have informed the Company in writing that it is their opinion that the amount of Securities which Holders of Registrable Securities, the Company and any other Persons desiring to participate in such Demand Registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of Securities to be offered for the account of the Company and for the account of all such other Persons (other than the Holders) participating in such Demand Registration shall be reduced or limited pro rata in proportion to the respective number of Securities requested to be registered to the extent necessary to reduce the total number of Securities requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriters, and (ii) if the offering is not underwritten, no other Person, including the Company, shall be permitted to offer Securities under any such Demand Registration unless all Selling Holders consent in writing to the inclusion of such Securities therein.

                  (b) Piggy-Back Registration. Notwithstanding anything to the contrary contained herein, if the managing Underwriter or Underwriters of any underwritten offering in connection with a Piggy-Back Registration described in Section 2.2 have informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of Securities which the Company, Holders of Registrable Securities and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of Securities to be offered shall be reduced or limited in the following order of priority: first, the number of Securities to be offered by all holders of Securities of the Company other than the Holders of Registrable Securities shall be reduced to the extent necessary to reduce the total number of Securities to such number recommended by such managing Underwriters; and second, if further reduction or limitation is required, the number of Securities to be offered for the account of the Holders shall be reduced or limited on a pro rata basis in proportion to the relative number of Registrable Securities of the Holders participating in such registration.

                  (c) Withdrawal Election. If, as a result of the proration provisions of this Section 2.3, any Holder shall not be entitled to include at least 50% of the Registrable Securities in a Demand Registration or Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his, her or its request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder



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shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.


                                   ARTICLE 3.
                             REGISTRATION PROCEDURES

                  SECTION 3.1 Filings; Information. In connection with any Demand Registration or Piggy-Back Registration, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

                  (a) Registration Statements. The Company will prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering, shall be on Form S-3 (unless the Company does not qualify for use of Form S-3 in a registration involving only a secondary offering as provided in the General Instructions to Form S-3 in such registration, in which case such registration statement shall be a Form S-1) or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its reasonable best efforts to cause such registration statement to become effective and remain effective (i) until the completion of the distribution in the case of a registration statement on Form S-3 or (ii) for no longer than 180 days in the case of a registration statement on Form S-1; provided, however, that the Company shall be required to keep each registration statement pursuant to a Demand Registration effective for not less than 180 days (or until the Registrable Securities included in such Demand Registration have been disposed of pursuant thereto).

                  (b) Amendments and Supplements. The Company will prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subsection (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period.

                  (c) Copies for Review. The Company will, as far in advance as practicable, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish copies of such registration statement as proposed to be filed, together with exhibits thereto if requested, to (i) each Selling Holder, (ii) not more than one counsel representing all Selling Holders, to be selected by a majority-in-interest of such Selling Holders, and (iii) each Underwriter, if any, of the Registrable Securities covered by such registration statement which documents will be subject to review and approval by the foregoing within three (3) business days after delivery, and thereafter as far in advance as practicable, furnish to such Selling


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Holders, counsel and Underwriters, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein if requested), the Prospectus included in such registration statement (inducing each preliminary prospectus) and such other documents or information as such Selling Holders, counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holders.

                  (d) Stop Orders. After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (e) Blue Sky. The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (e), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

                  (f) Certain Events. The Company will immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment. The Company will promptly prepare and if required, cause to become effective, such supplement or amendment and deliver sufficient copies thereof to each Selling Holder.

                  (g) Agreements. The Company and the Selling Holders will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and the Selling Holders may, at their option, require that any or all of the


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representations, warranties and covenants of the Company or to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders.

                  (h) Other. The Company will use its reasonable best efforts to (i) obtain an opinion of counsel for the Company covering such matters as the Selling Holders or the Underwriter(s), if any, shall reasonably request; (ii) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily contained in cold comfort letters as the Selling Holders or the Underwriter(s), if any, shall reasonably request; and (iii) if reasonably requested by the Selling Holders, cause the Registrable Securities included in such registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (B) authorized to be quoted on the NASD's Automated Quotation System ("Nasdaq") or the National Market System of Nasdaq if the Registrable Securities so qualify.

                  (i) Due Diligence. The Company will make reasonably available to each Selling Holder (and its counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any



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market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public (other than by the Selling Holders). Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  (j) Sales Efforts. In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; provided, that the Company shall not be obligated to participate in more than one such offering in any 12-month period.

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. Notwithstanding anything contained herein to the contrary, the Company may exclude from such registration any Holder who fails to provide such information within a reasonable period of time in advance of the filing of any registration statement hereunder or an amendment thereto.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in subsection (a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to subsection (f) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of subsection (f) hereof.

                  SECTION 3.2 Registration Expenses. In connection with any Demand Registration or Piggy-Back Registration, the Company shall pay the following registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"): (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky


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qualifications of the Registrable Securities), (iii) processing, duplicating and printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one firm of counsel for the Holders to be selected by the Holders of at least a majority of the Registrable Securities to be included in such registration, and
(ix) any other fees and disbursements of underwriters customarily paid by issuers of securities.

                  SECTION 3.3 Advice by Company. The Company will keep each Holder advised as to the completion of any registration contemplated in this Agreement. At its expense, the Company will furnish promptly to each Holder such number or copies of prospectuses (including preliminary prospectuses), and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as any such Holder from time to time may reasonably request.

                  SECTION 3.4 Rule 144 and 144A. The Company covenants that it will timely file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                                    ARTICLE 4
                        INDEMNIFICATION AND CONTRIBUTION

                  SECTION 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder, its partners, officers, directors, employees and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person (collectively, the "Holder Covered Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense, costs and expenses of investigating and defending any such claim, joint or several, and any action in respect thereof (collectively, the "Damages"), to which such Selling Holder, its partners, officers, directors, employees and agents, and any such Holder



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Covered Person may become subject under the Securities Act or otherwise, insofar as such Damages (or actions or proceedings, whether commenced or threatened, or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any federal or state securities law or any rule or regulation thereof, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder expressly for use therein, and shall reimburse each Holder Covered Person for any legal and other expenses reasonably incurred by that Holder Covered Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder to the extent that any such Damages (or action or proceeding in respect thereof) arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) a copy of the final prospectus was not sent or delivered to the Person asserting the claim from which such Damages arise on or prior to the time such delivery is required by the Securities Act, and (ii) the final prospectus would have corrected such untrue statement or such omission; provided further, that the Company shall not be liable to any Selling Holder in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Selling Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

                  SECTION 4.2 Indemnification by Selling Holders. Each Selling Holder shall, severally but not jointly, indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person (collectively, "Company Covered Persons"), to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and the aggregate amount which may be recovered from any Selling Holder pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Holder from the sale of such Registrable Securities. In case any action or proceeding shall be brought against any Company Covered Person in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company Covered Persons shall have the rights and duties given to such Selling Holder, by Section 4.1. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2.

         SECTION 4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the

Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

                  SECTION 4.4 Contribution. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.4, no Underwriter shall be
required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.


                                   ARTICLE 5.
                    LIMITATIONS OF THE COMPANY'S OBLIGATIONS


         SECTION 5.1 Other Registration Rights; Holdback. The Company represents and warrants to the Holders that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of Securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict in any material respect with any provision of this Agreement. The Company shall not in the future grant to any owner or purchaser of Securities of the Company any demand registration rights, or any piggyback registration rights unless (a) such piggyback registration rights are made subordinate to the rights granted hereunder, including without limitation, so that each Holder shall have priority to participate in any piggy-back registration with respect to such other shares of Stock of the Company and (b) if the offering by the Holders is underwritten, such owner or purchaser agrees not to sell any shares of Stock of the Company during the period commencing ten
(10) days prior to any such underwritten offering and ending ninety (90) days following any such underwritten offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of any managing Underwriter(s)). If requested by managing Underwriter(s) in any such registration, the Company shall cause the directors and executive officers of the Company to execute and deliver similar holdback agreements.

                  SECTION 5.2 Participation in Underwritten Registrations. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to register the Registrable Securities of any Holder in an offering to which the Company is also offering securities for sale for its own account, unless the Holder (other than Benefit Capital Management Corporation in the case of clause (b) below) enters into (a) an underwriting agreement in customary form with the Underwriter(s) selected for the offering by the Company (which shall not require the Holder to indemnify the Underwriter with respect to misstatements or omissions in the registration statement other than such misstatements or omissions in written material supplied by such Holder expressly for inclusion in the registration statement) and (b) if requested by the Underwriter(s), an agreement appointing one or more (but not more than three) persons approved by a majority-in-interest of the Holders whose Registrable Securities are to be included in the registration, to act as attorney-in-fact for the Holder and as escrow agent for the Registrable Securities to be included in the offering in customary form. In addition, each such Holder shall, if requested by the Company, complete and execute any questionnaires and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

                  SECTION 5.3 Holdback Agreement. For so long as the Holder has the right to have Registrable Securities included in any registration pursuant to this Agreement, the Holder agrees in connection with any underwritten registration of the Company's securities, upon the request of the Underwriters managing any underwritten offering of the Company's securities, not to effect any public sale or distribution (including any sale pursuant to Rule 144 of the Securities Act) of any Registrable Securities without the prior written consent of the Company or such underwriters, as the case may be, within such periods of time prior to or after the effective date of such registration, as the Company or the Underwriters may reasonably specify, but in no event in excess of 180 days. This provision shall apply whether or not any Registrable Securities of the Holder are included in the offering.

                  SECTION 5.4 Suspension of Obligation to File. Notwithstanding the provisions of Section 3.1(a), the Company's obligations to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed.

                  SECTION 5.5 Satisfaction of Demand Registration Obligation. The Company shall be deemed to have satisfied its obligations hereunder with regard to a Demand Registration (including any obligation with regard to a request of Selling Holders to register their Registrable Securities on Form S-3 as provided in Section 2.1(a) hereof) if, at the time of a Demand Registration request (including a request of Selling Holders to have their Registrable Securities registered on Form S-3) under Section 2.1(a) hereof, the requesting Selling Holders may sell their Registrable Securities in accordance with the method of disposition elected by such Selling Holders pursuant to an effective registration statement of the Company or pursuant to such registration statement subject to the Company amending the same or supplementing the prospectus included therein; provided, however, that the Company must effect such amendment or file such supplement; and provided, further, that the Company must agree thereafter to keep the registration statement effective, subject to the limitations set forth herein, for at least 180 days following such request, amendment effective date or supplement filing date, as the case may be.

                                   ARTICLE 6.
                                 MISCELLANEOUS

                  SECTION 6.1 Amendment and Modification. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by holders of a majority of the Registrable Securities; provided, however, that without the consent of the Holders, no amendment or modification which materially and adversely affects the ability of such Holders to have securities registered hereunder may be effected. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

                  SECTION 6.1 No Waiver. No failure on the part of the Company or the Investors in exercising any right, power or privilege granted hereunder shall operate as a waiver thereof or of any other right, power or privilege, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege.

                  SECTION 6.2 Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, oral and written agreements (including without limitation that certain Registration Rights Agreement, dated as of November 2, 1995, by and among the Company and the Existing Investors) and understandings of any and every nature among them.

                  SECTION 6.3 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

                  SECTION 6.4 Notices. All notices, demands, requests, consents or approvals (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served or mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice:

                   (1)     If to the Company:

                                   Park `N View, Inc.
                                   3403 NW 55th Street, Building 10
                                   Fort Lauderdale, FL   33309
                                   Attention:  President
                                   Telephone: (954) 730-0565
                                   Telecopy: (954) 730-2298


                   with a copy to:

                                   James O'Connell, Esq.
                                   Petree Stockton, LLP
                                   4101 Lake Boone Trail, Suite 400
                                   Raleigh, North Carolina 27607
                                   Telephone: (919) 420-1700
                                   Telecopy: (919) 420-1800

                   (2) If to the Holder, at the most current address, and with a copy to be sent to each additional address, given by such Holder to the Company in writing, and copies sent to:

                                   Shereff, Friedman, Hoffman & Goodman, LLP
                                   919 Third Avenue
                                   New York, NY 10022
                                   Attention: Morris Orens, Esq.
                                   Telephone: (212) 758-9500
                                   Telecopy:  (212) 758-9526

Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile (with telephonic confirmation of receipt). Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following the date mailed or on the next business day following delivery of such notice to a reputable overnight courier service.

                  SECTION 6.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  SECTION 6.7 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

                  SECTION 6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

                  SECTION 6.9 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                  SECTION 6.10 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

                  SECTION 6.11 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          PARK `N VIEW, INC.



                                          By: /s/ Ian Williams
                                             --------------------------------
                                                  Name:
                                                  Title:


                                          INVESTORS

                                    Existing Investors whose signatures appear
on Exhibit A hereto, and the Investors whose signatures appear on Exhibit B hereto

                                   EXHIBIT A


          APA EXCELSIOR IV, L.P.

          By:     APA EXCELSIOR IV PARTNERS, L.P.
                  (Its General Partner)

                  By:     PATRICOF & CO. MANAGERS, INC.
                  (Its General Partner)


                          By: /s/ Robert Chefitz
                             -----------------------------

                                     Name:
                                     Title:


          COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
          APA EXCELSIOR IV/ OFFSHORE, L.P.

          By:     PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR

                  By: /s/ Robert Chefitz
                     -----------------------------

                            Name:
                            Title:

          THE P/A FUND, L.P.

          By:     APA PENNSYLVANIA PARTNERS, L.P.
                  (Its General Partner)

                  By: /s/ Robert Chefitz
                     -----------------------------

                            Name:
                            Title:


          /s/ Michael Willner
          -----------------------------
          Michael Willner

                                   EXHIBIT B


          STATE OF MICHIGAN RETIREMENT SYSTEM

          By:/s/ Paul Rice
             -----------------------------
                   Name:
                   Title:


          BENEFIT CAPITAL MANAGEMENT CORPORATION,
          as Investment Manager for The Prudential Insurance Co.
          of America, Separate Account No. VCA-GA-5298


          By: /s/ Sue DeCarlo
             -----------------------------
                   Name:
                   Title:



          CSK VENTURE CAPITAL CO., LTD.
          as Investment Manager for CSK -1(A) Investment Fund

          By: /s/ Fumio Takahashi
             -----------------------------
                   Name:
                   Title:


          CREDIT SUISSE (GUERNSEY) LIMITED as
          Trustee of Dynamic Growth Fund II

          By: /s/ K C Wallbridge
             -----------------------------
                   Name:
                   Title:


          By: /s/ T J Woosley
             -----------------------------
                   Name:
                   Title:

                                   EXHIBIT B
                                  (continued)

          APA EXCELSIOR IV, L.P.

          By:     APA EXCELSIOR IV PARTNERS, L.P.
                  (Its General Partner)

                  By:     PATRICOF & CO. MANAGERS, INC.(Its General Partner)

                            By: /s/ Robert Chefitz
                              -----------------------------
                                     Name:
                                     Title:

          COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
          APA EXCELSIOR IV/OFFSHORE, L.P.

          By:     PATRICOF & CO. VENTURES, INC.,
                  INVESTOR ADVISOR

                  By: /s/ Robert Chefitz
                     -----------------------------
                            Name:
                            Title:


          THE P/A FUND, L.P.

          By:     APA PENNSYLVANIA PARTNERS, L.P.
                  (Its General Partner)

                  By: /s/ Robert Chefitz
                     -----------------------------
                            Name:
                            Title:


          /s/ Michael Willner
          -----------------------------
             Michael Willner